THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Level Advantage 2®  Advisory Index-Linked Annuity

Supplement dated July 22, 2025 to the prospectus dated May 1, 2025

This supplement to your Lincoln Level Advantage 2® Index-Linked Annuity Prospectus describes revisions to the The Contracts – Who Can Invest and Annuitant sections and Benefits Available Under The Contract – Death Benefit - Guarantee of Principal Death Benefit section.  All other provisions outlined in your Prospectus, as supplemented, remain unchanged.

DESCRIPTION OF CHANGES

For all contracts purchased on or after August 18, 2025, the following sections have been revised as follows:

The Contracts –

Who Can Invest – The first paragraph has been replaced with the following:

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 91 (subject to state availability and broker-dealer approval). Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.

Annuitant - This section is replaced in its entirety with the following:

The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 91 (subject to state availability and broker-dealer approval) as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by nonnatural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.

Benefits Available Under the Contract - Death Benefit – Guarantee of Principal Death Benefit – The following replaces the first sentence of this section:

The Guarantee of Principal Death Benefit rider, available for ages up to and including age 85, must be elected at issue and provides a Death Benefit equal to the greater of:

•	The Contract Value as of the Valuation Date we approve the payment of the claim; or
•	The Purchase Payment decreased by all withdrawals in the same proportion that withdrawals reduced the Contract Value.

Please keep this supplement for future reference.